NYSE GROUP, INC. 4TH QUARTER 2006 CONFERENCE CALL—2/2/07

GOOD MORNING. I AM GARY STEIN, SENIOR VICE PRESIDENT, INVESTOR RELATIONS, NYSE GROUP, INC. WELCOME TO OUR CONFERENCE CALL FOR NYSE GROUP’S 4TH QUARTER AND FULL YEAR 2006 FINANCIAL RESULTS, WHICH WERE OUTLINED IN A PRESS RELEASE ISSUED EARLIER THIS MORNING. DURING THIS CALL, OUR COMMENTS MAY CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT. THESE STATEMENTS ARE BASED ON NYSE GROUP’S CURRENT EXPECTATIONS AND INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE NYSE GROUP’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE STATEMENTS.

PLEASE REFER TO OUR SEC FILINGS FOR A FULL DISCUSSION OF THE RISK FACTORS THAT MAY AFFECT ANY FORWARD LOOKING STATEMENTS. YOU SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS CONFERENCE CALL. EXCEPT FOR ANY OBLIGATION TO DISCLOSE MATERIAL INFORMATION UNDER THE FEDERAL SECURITIES LAWS, NYSE GROUP UNDERTAKES NO OBLIGATION TO RELEASE PUBLICLY ANY REVISIONS TO ANY FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THIS CONFERENCE CALL.

WITH ME ON TODAY’S CALL ARE STEFAN BIEHLER, SENIOR VICE PRESIDENT AND CORPORATE CONTROLLER, NELSON CHAI, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, AND JERRY PUTNAM, PRESIDENT AND CO-CHIEF OPERATING OFFICER. I’LL NOW TURN THE CALL OVER TO NELSON. AT THE CONCLUSION OF NELSON’S PREPARED REMARKS, WE WILL TAKE QUESTIONS.

NELSON CHAI—NYSE GROUP, INC., CFO/EVP 4Q EARNINGS 2/206

GOOD MORNING. IN THE 4TH QUARTER 2006, NYSE GROUP EXPERIENCED A THIRD CONSECUTIVE QUARTER OF STRONG PERFORMANCE BASED ON BALANCED GROWTH AND MEASURED EXPENSE REDUCTION. FOR YEAR-END 2006, WE ACHIEVED OUR STRATEGIC BUSINESS GOALS, AND WE ARE VERY WELL-POSITIONED AS WE MOVE FORWARD IN 2007 WITH THE CONTINUED TRANSFORMATION OF NYSE GROUP.

BEFORE REVIEWING OUR FINANCIAL RESULTS, WHICH ARE CONTAINED IN A PRESS RELEASE THAT WAS ISSUED EARLIER THIS MORNING, I’LL BRIEFLY TOUCH ON SOME BUSINESS HIGHLIGHTS AND ACCOMPLISHMENTS.

FOR THE QUARTER AND DURING OUR FIRST YEAR AS A PUBLIC COMPANY, WE REMAINED FOCUSED ON EXECUTING AGAINST OUR STRATEGIC PRIORITIES, STRENGTHENING OUR COMPETITIVE POSITION, AND GROWING OUR BUSINESS ALONG PRODUCT AND GEOGRAPHIC DIMENSIONS.

TODAY WE ARE A MORE EFFICIENT MARKETPLACE AND BUSINESS. WE HAVE DIVERSIFIED OUR PRODUCT AND SERVICE MIX. WE HAVE CREATED NEW REVENUE OPPORTUNITIES AND HAVE EXPANDED OUR GLOBAL REACH. IN A RELATIVELY SHORT TIME, WE HAVE SIGNIFICANTLY CHANGED OUR BUSINESS, AND WE ARE NOW A VERY DIFFERENT COMPANY FOLLOWING THE MERGER OF NYSE AND ARCHIPELAGO LESS THAN A YEAR AGO.

WE CONTINUE TO DELIVER STRONG OPERATING RESULTS DRIVEN BY SUBSTANTIAL TRANSACTION VOLUME GROWTH, HIGHER TOTAL REVENUES, AND EFFECTIVE COST MANAGEMENT. ON A NON-GAAP BASIS AS IF THE ARCHIPELAGO MERGER HAD OCCURRED AT THE BEGINNING OF 2005, EXCLUDING THE EFFECT OF ACTIVITY ASSESSMENT AND SECTION 31 FEES, FULL YEAR 2006 PRE-TAX MARGIN ON A NON-GAAP BASIS WAS 22.9% OF TOTAL REVENUES FOR THE FOURTH QUARTER OF 2006, MORE THAN DOUBLE THE 11.1% PRE-TAX MARGIN WE REPORTED FOR THE SAME PERIOD A YEAR AGO.

CONSISTENT WITH OUR STRATEGIC OBJECTIVES TO NOT ONLY TRANSFORM THE NYSE BUT ALSO THE GLOBAL MARKETS, AS YOU KNOW, IN DECEMBER WE WON OVERWHELMING APPROVAL BY SHAREHOLDERS OF EURONEXT AND NYSE GROUP ON OUR PENDING COMBINATION, WHICH WILL CREATE THE WORLD’S FIRST TRULY GLOBAL MARKETPLACE GROUP.

THIS MORNING, THE DUTCH MINISTER OF FINANCE ANNOUNCED HIS “NO-OBJECTION” TO THE MERGER AND INTENTION TO GRANT AN EXCHANGE LICENSE TO THE COMBINED NYSE EURONEXT. THIS NEWS IS AN ADDITIONAL STEP TOWARDS OPENING THE TENDER OFFER TO EURONEXT SHAREHOLDERS AND FOLLOWS THE APPROVAL OF THE COLLEGE OF EURONEXT REGULATORS, THE MOU SIGNED BETWEEN THE SEC AND THE COLLEGE OF EURONEXT REGULATORS, AND THE VISA GIVEN BY THE AMF ON THE OFFER DOCUMENT. WE REMAIN CONFIDENT THAT WE WILL CLOSE THIS TRANSACTION AROUND THE END OF THE FIRST QUARTER.

IN THE FOURTH QUARTER, WE ANNOUNCED THE ACQUISITION OF TRANSACTTOOLS, WHICH PROVIDES ADVANCED ENTERPRISE MESSAGING AND ELECTRONIC TRADING SOLUTIONS FOR THE SECURITIES INDUSTRY. THIS FOLLOWED THE ACQUISITION OF MATCHPOINT TRADING AND THE AMERICAN STOCK EXCHANGE’S ONE-THIRD INTEREST IN SIAC, AS WELL AS THE PURCHASE OF AN EQUITY STAKE IN MARCO POLO. IN DECEMBER, WE RECEIVED PERMISSION FROM THE CHINESE GOVERNMENT TO OPEN AN OFFICE IN BEIJING.

SEVERAL WEEKS AGO, WE ANNOUNCED PLANS TO ACQUIRE A FIVE PERCENT EQUITY INTEREST IN INDIA’S NATIONAL STOCK EXCHANGE. AND ON WEDNESDAY, WE ANNOUNCED A STRATEGIC ALLIANCE WITH THE TOKYO STOCK EXCHANGE.

WE HAVE MADE GREAT STRIDES IN ROLLING-OUT OUR HYBRID MARKET TRADING PLATFORM. VIRTUALLY ALL 3,600 NYSE-LISTED ISSUES ARE NOW HYBRID ACTIVE, AND WE ARE ADDING MORE ADVANCED FEATURES THAT, AMONG OTHER THINGS, WILL RESULT IN EVEN GREATER SPEED AND USER FUNCTIONALITY FOR OUR CUSTOMERS.

WITH HYBRID, OUR CUSTOMERS ARE EXPERIENCING FASTER ORDER-EXECUTIONS WITH THE POTENTIAL FOR PRICE IMPROVEMENT, BETTER FILL RATES, AND SUPERIOR MARKET QUALITY. QUOTED SPREADS HAVE NARROWED SUBSTANTIALLY AND WE CONTINUE TO PROVIDE DEEP LIQUIDITY AT THE NYSE BEST BID AND OFFER.

FOR THE YEAR, NYSE GROUP ADDED 206 NEW LISTINGS, SURPASSING THE 192 TOTAL OF THE PRIOR YEAR. THESE INCLUDED 28 TRANSFERS FROM OTHER MARKETS WITH A TOTAL MARKET CAP IN EXCESS OF $60 BILLION. IN THE FOURTH QUARTER ALONE, WE ADDED 46 NEW LISTINGS, WHICH INCLUDED TRANSFERS RED HAT AND UNDER ARMOUR FROM NASDAQ. IN TOTAL DURING 2006, NYSE GROUP ATTRACTED 13 TRANSFERS FROM NASDAQ REPRESENTING $39 BILLION IN TOTAL MARKET CAP.

WE HAD 29 NEW NON-U.S. LISTINGS IN 2006, INCLUDING 18 NON-U.S. IPOS--THE HIGHEST NUMBER SINCE 2000. IN THE FOURTH QUARTER, MIZUHO FINANCIAL GROUP BECAME THE 19TH NYSE-LISTED COMPANY FROM JAPAN. IN ADDITION, THE NYSE NOW LISTS 33 COMPANIES FROM GREATER CHINA WITH A TOTAL MARKET CAPITALIZATION APPROACHING $1 TRILLION.

THE NYSE COMPOSITE INDEX, WHICH CLOSED THE YEAR AT A RECORD HIGH, CONTINUED TO OUTPERFORM ALL OTHER BROAD BASED INDEXES AGAIN IN 2006 WITH AN INCREASE OF 17.9%. THIS INDEX CONTINUES TO OUTPERFORM THE DOW INDUSTRIALS, NASDAQ COMPOSITE, AND THE S&P 500, HIGHLIGHTING THE EXCEPTIONAL QUALITY OF THE COMPANIES LISTED ON THE NYSE.

NYSE ARCA ATTRACTED A TOTAL OF 33 EXCLUSIVE OPERATING COMPANY AND ETF LISTINGS SINCE OUR LAUNCH IN MID-2006. NYSE ARCA OFFERS HIGH MARKET QUALITY, OUTSTANDING CUSTOMER SERVICE, AND A SUPERIOR TRADING PLATFORM. DURING THE YEAR, NYSE ARCA DAILY VOLUME EXCEEDED 1 BILLION SHARES 24 TIMES. IN JANUARY NYSE ARCA AVERAGED OVER 1 BILLION SHARES A DAY.

AS A LEADER IN LISTING AND TRADING ETFS, NYSE GROUP HANDLED 44.0% OF ALL ETF SHARES TRADED IN THE U.S. MARKET IN THE FOURTH QUARTER OF 2006. WITH 135 TOTAL PRIMARY ETF LISTINGS, NYSE GROUP IS COMMITTED TO OFFERING INVESTORS THE MOST INNOVATIVE NEW INVESTMENT OPTIONS WITH SUPERIOR PRICING AND MARKET QUALITY. WITH NEW LISTINGS FROM I-SHARES®, WISDOMTREE AND RYDEX, NYSE GROUP ADDED 71 PRIMARY ETF LISTINGS TO THE NYSE AND NYSE ARCA EXCHANGES.

IN 2006, NYSE GROUP EXPERIENCED SUBSTANTIAL VOLUME GROWTH ACROSS ALL ITS PLATFORMS. BY DEVELOPING THE INDUSTRY’S MOST COST EFFICIENT, FEATURE RICH SYSTEMS, NYSE GROUP CONTINUES TO SOLIDIFY ITS STANDING AS THE WORLD’S LARGEST MULTI-ASSET CLASS MARKETPLACE.

FOR 2006, NYSE GROUP EXPERIENCED DOUBLE-DIGIT VOLUME GROWTH VERSUS 2005 ACROSS ALL MARKETS ON A MATCHED BASIS. THIS INCLUDES INCREASES OF 11% IN NYSE LISTED SECURITIES, 24% IN NASDAQ-LISTED STOCKS, 43% IN AMEX AND NYSE ARCA LISTED STOCKS, 62% IN ETFS, AND 36% IN OPTIONS.

IN 2006, INDEPENDENT RESEARCH FIRM ELKINS/MCSHERRY DETERMINED THAT NYSE LISTED EQUITIES HAVE THE WORLD’S LOWEST ALL-IN TRADING COSTS.

AND BY YEAR’S END, WE FURTHER IMPROVED THE EFFICIENCES OF OUR TRANSACTION PRICING TO BETTER POSITION US FOR LONG TERM GROWTH. BEGINNING DECEMBER 1, WE ELIMINATED THE $750,000 MONTHLY FEE CAP FOR MEMBER ORGANIZATIONS FOR NYSE-LISTED EQUITY TRADING. WE ESTABLISHED FLAT FEE PRICING OF 2.75 CENTS PER 100 SHARES FOR NYSE-LISTED SECURITIES TRADING ON THE NYSE; ELIMINATED SPECIALIST COMMISSIONS ON TRANSACTIONS, AND IMPLEMENTED A REVENUE SHARING PROGRAM WHILE REDUCING CERTAIN OTHER SPECIALIST FEES. THE ELIMINATION OF THE SPECIALIST COMMISSION REDUCED THE ALL IN COST OF TRADING FOR THE MAJORITY OF OUR CUTOMERS.

IN ADDITION, EFFECTIVE OCTOBER 1ST, WE IMPLEMENTED A FEE OF 2.75 CENTS PER 100 SHARES FOR ORDERS ROUTED FROM THE NYSE TO AWAY MARKET CENTERS. SINCE WE INITIATED PHASE THREE OF OUR HYBRID LAUNCH ON OCTOBER 6TH, THE VOLUME OF SHARES ROUTED TO OTHER MARKETS HAS INCREASED TO APPROXIMATELY FOUR PERCENT, RESULTING IN HIGHER ROUTING EXPENSES FOR NYSE GROUP. IN ORDER TO ADDRESS THIS AND ALIGN OURSELVES WITH MARKET PRACTICE, WE EXPECT TO CHANGE OUR FEES IN THE NEAR FUTURE TO PASS THROUGH THE TRANSACTION FEES WE INCUR FROM OTHER MARKET CENTERS.

BY YEAR-END, WE DELIVERED THE FIRST $100 MILLION OF COST SAVINGS WE PROMISED IN CONNECTION WITH THE ARCHIPELAGO TRANSACTION, AND WE ARE WELL ON OUR WAY TOWARDS REALIZING THE NEXT $100 MILLION IN SAVINGS FOR 2007.

IN NOVEMBER, NYSE GROUP ANNOUNCED A WORKFORCE REDUCTION OF MORE THAN 500 POSITIONS, INCLUDING APPROXIMATELY 400 EMPLOYEES AND 120 FULL-TIME CONSULTANTS. THIS DOWNSIZING WAS PART OF ONGOING INITIATIVES TO CUT COSTS AND IMPROVE EFFICIENCIES. SINCE MARCH 2005 WHEN NYSE, ARCHIPELAGO HOLDINGS, AND SIAC HAD 3,484 EMPLOYEES ON A COMBINED PRO FORMA BASIS, THERE HAS BEEN A REDUCTION OF OVER 900 EMPLOYEES. EXCLUDING NYSE REGULATION, THIS REPRESENTS A 35% WORKFORCE REDUCTION.

IN NOVEMBER, NYSE REGULATION AND THE NASD ANNOUNCED A PLAN TO CREATE A SINGLE ORGANIZATION TO ELIMINATE OVERLAPPING REGULATION AND TO REDUCE COSTS TO THE INDUSTRY. NASD MEMBERS RECENTLY APPROVED THIS INITIATIVE. THE NEW SRO, WHICH SHOULD BE OPERATIONAL IN THE SECOND QUARTER, WILL CONSIST OF THE CURRENT 2,400-PERSON NASD ORGANIZATION AND APPROXIMATELY 470 OF NYSE REGULATION’S MEMBER REGULATION, ARBITRATION, AND RELATED ENFORCEMENT PERSONNEL.

AS ONE OF THE SYNERGIES IDENTIFIED IN THE MERGER WITH ARCHIPELAGO, NYSE GROUP INTENDS TO LEVERAGE NYSE ARCA’S CORE TECHNOLOGY TO DEVELOP ITS NEXT GENERATION BOND TRADING PLATFORM, NYSE BONDS. NYSE RECEIVED AN EXEMPTION FROM THE SEC TO BEGIN TRADING THE UNLISTED DEBT SECURITIES OF NYSE-LISTED COMPANIES AND THEIR WHOLLY-OWNED SUBSIDIARIES.

NYSE BONDS WILL PROVIDE INVESTORS WITH UNPARALLELED TRANSPARENCY AND STRICT PRICE TIME PRIORITY IN A COST EFFECTIVE PLATFORM DESIGNED TO SUPPORT HIGH SPEED TRANSACTIONS.

IN THE FOURTH QUARTER, NYSE GROUP COMPLETED THE LAUNCH OF NYSE ARCA OPTIONS, WHICH OFFERS AUTOMATIC EXECUTIONS FOR CUSTOMER AND BROKER DEALER OPTIONS ORDERS FOR NEARLY 2,000 OPTIONS ISSUES. WE CURRENTLY HAVE OVER 10% OF THE DOMESTIC TRADING IN THE GROWING OPTIONS MARKET. WE INCREASED THE NUMBER OF LEAD MARKET MAKERS TO 25 AND WE INTRODUCED AN INNOVATIVE PRICING STRUCTURE IN CONNECTION WITH THE SIX-MONTH PENNY QUOTING PILOT PROGRAM CURRENTLY UNDERWAY. WHILE IT HAS ONLY BEEN ONE STOCK FOR ONE WEEK, THE EARLY RESULTS ARE ENCOURAGING.

WE’RE ALSO CREATING A TRADE REPORTING FACILITY FOR CUSTOMERS SEEKING A RELIABLE AND COMPETITIVELY PRICED VENUE TO REPORT INTERNALLY EXECUTED TRANSACTIONS. THERE WILL BE NO TRANSACTION OR REPORTING FEES FOR THE NYSE REPORTING FACILITY AND THE EXCHANGE PLANS TO INTRODUCE A COMPETITIVE MARKET DATA FEE-SHARING PROGRAM. SUBJECT TO SEC APPROVAL, THE TRADE REPORTING FACILITY IS EXPECTED TO BE AVAILABLE SOMETIME THIS QUARTER.

ALSO DURING THE FOURTH QUARTER, NYSE GROUP SOLD A TOTAL OF 1,065 TRADING LICENSES FOR THE 2007 CALENDAR YEAR AT A RATE OF $50,000 PER LICENSE.

FINANCIAL RESULTS

IN ACCORDANCE WITH U.S. GAAP, WE REPORTED NET INCOME OF $45.5 MILLION, OR 29 CENTS PER DILUTED SHARE, FOR THE FOURTH QUARTER OF 2006, AS COMPARED TO A NET LOSS OF $20.3 MILLION OR 18 CENTS PER DILUTED SHARE FOR THE FOURTH QUARTER OF 2005.

INCLUDED IN THE FOURTH QUARTER RESULTS ARE $34.1 MILLION IN MERGER EXPENSES AND EXIT COSTS. GIVING EFFECT TO THE MERGER AS IF IT TOOK PLACE AT THE BEGINNING OF LAST YEAR, AND EXCLUDING MERGER EXPENSES AND EXIT COSTS, OUR EARNINGS PER SHARE ON A NON-GAAP BASIS WOULD HAVE BEEN 45 CENTS PER DILUTED SHARE.

ON A GAAP BASIS, WE REPORTED NET INCOME OF $205.0 MILLION, OR $1.36 PER DILUTED SHARE, FOR THE YEAR ENDED DECEMBER 31, 2006. THIS COMPARES TO GAAP NET INCOME AND DILUTED EARNINGS PER SHARE OF $40.7 MILLION AND $0.35 FOR THE YEAR ENDED DECEMBER 31, 2005, RESPECTIVELY. GIVING EFFECT TO THE MERGER AS IF IT TOOK PLACE AT THE BEGINNING OF LAST YEAR, AND EXCLUDING MERGER EXPENSES AND EXIT COSTS, AS WELL AS ONE TIME ITEMS INVOLVING COMPENSATION CHARGES AND THE SALE OF BUSINESSES AND OTHER INVESTMENTS, NET INCOME INCREASED 188% TO $258.8 MILLION, WHILE DILUTED EARNINGS PER SHARE INCREASED 193% TO $1.64.

PLEASE NOTE THAT THE NON-GAAP MEASURES WE HAVE DISCUSSED ARE FULLY RECONCILED IN THE TABLES ATTACHED TO THE TEXT OF THE RELEASE. WE BELIEVE THAT THESE TABLES PROVIDE INVESTORS USEFUL INFORMATION ABOUT OUR BUSINESS TRENDS AND IMPROVE COMPARABILITY CONSIDERING THE TIMING OF THE ARCHIPELAGO MERGER. HOWEVER, OUR NON-GAAP MEASURES DO NOT REPLACE AND ARE NOT SUPERIOR TO GAAP MEASURES.

THIS CONCLUDES MY FINANCIAL REVIEW AND WE WILL NOW OPEN TO QUESTIONS.